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                                  EXHIBIT (14)

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Marc Abrahms, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Marc Abrahms
                                           -------------------------------------
                                           Marc Abrahms
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that William Brown, Jr., whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ William Brown, Jr.
                                           -------------------------------------
                                           William Brown, Jr.
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that James T. Byrne, Jr., whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ James T. Byrne, Jr.
                                           -------------------------------------
                                           James T. Byrne, Jr.
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that William L. Busler, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ William L. Busler
                                           -------------------------------------
                                           William L. Busler
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Robert F. Colby, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Robert F. Colby
                                           -------------------------------------
                                           Robert F. Colby
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Steven E. Frushtick, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Steven E. Frushtick
                                           -------------------------------------
                                           Steven E. Frushtick
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Peter G. Kunkel, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Peter G. Kunkel
                                           -------------------------------------
                                           Peter G. Kunkel
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Mark W. Mullin, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Mark W. Mullin
                                           -------------------------------------
                                           Mark W. Mullin
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Peter P. Post, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Peter P. Post
                                           -------------------------------------
                                           Peter P. Post
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Colette F. Vargas, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Colette F. Vargas
                                           -------------------------------------
                                           Colette F. Vargas
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Cornelis H. Verhagen, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Cornelis H. Verhagen
                                           -------------------------------------
                                           Cornelis H. Verhagen
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Robert S. Rubinstein, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Robert S. Rubinstein
                                           -------------------------------------
                                           Robert S. Rubinstein
                                           Director
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                           /s/ Brenda K. Clancy
                                           -------------------------------------
                                           Brenda K. Clancy
                                           Treasurer
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Frank A. Camp, whose signature appears below, constitutes and appoints Craig D. Vermie, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

                                           /s/ Frank A. Camp
                                           -------------------------------------
                                           Frank A. Camp
                                           Vice President
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Frank A.Camp, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

                                           /s/ Craig D. Vermie
                                           -------------------------------------
                                           Craig D. Vermie
                                           Vice President
                                           Transamerica Financial Life
                                           Insurance Company

         April 2, 2003
---------------------------------
Date